Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Active Hedged Equity ETF

(the “Fund”)

Supplement dated August 3, 2026

to the Fund’s Prospectus and Statement of Additional Information, each dated June 22, 2026, as amended

This supplement updates certain information contained in the Fund’s Prospectus and Statement of Additional Information and should be attached to each document and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s Prospectus and Statement of Additional Information.

The Fund previously disclosed that shares of the Fund were not yet available for purchase. The Fund is pleased to announce that shares of the Fund will be available for purchase beginning August 4, 2026. On August 4, 2026, the Fund’s shares will be listed and begin trading on the Cboe BZX Exchange, Inc.

This Supplement is not an offer to sell or a solicitation of an offer to buy shares of the Fund.

Please retain this supplement for future reference.